UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): October 5, 2022

CANOO INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-38824 (Commission file number)	82-1476189 (I.R.S. employer identification number)

19951 Mariner Avenue, Torrance, California 90503
(Address of principal executive offices) (Zip Code)

(424) 271-2144

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	GOEV	The Nasdaq Global Select Market
Warrants, each whole warrant exercisable for one share of Common stock at an exercise price of $11.50 per share	GOEVW	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Side Letter to Pre-Paid Purchase Agreement

On July 20, 2022, Canoo Inc. (the “Company”) entered into a Pre-Paid Advance Agreement (the “PPA”) with YA II PN, Ltd., a Cayman Islands exempt limited partnership (“Yorkville”). In accordance with the terms of the PPA, the Company may request advances of cash (the “Pre-Paid Advance”), from time to time. Pursuant to the PPA, the Company is permitted to enter into an “at the market offering” or other continuous offering or similar offering of shares of the Company's common stock, par value $0.0001 per share (the “Common Stock”); however, the Company is not permitted to execute any transactions under such agreement unless, among other conditions, there is no balance outstanding under all prior Pre-Paid Advances. The Company has a balance of $10,000,000 (the “Subject Balance”) outstanding under prior Pre-Paid Advances as of October 5, 2022.

As permitted pursuant to the PPA, on August 8, 2022, the Company entered into an Equity Distribution Agreement (as supplemented by that certain side letter also entered into among the parties on August 8, 2022 (the “Side Letter”), the “Sales Agreement”) with Evercore Group L.L.C. (“Evercore”) and H.C. Wainwright & Co., LLC (“H.C. Wainwright” and together with Evercore, the “agents”) to sell Common Stock, from time to time, through an “at the market offering” program under which the agents will act as sales agents.

On October 5, 2022, the Company entered into a Side Letter to the PPA with Yorkville (the “PPA Side Letter”), pursuant to which the parties agreed that the Company shall be permitted to submit sales orders, and consummate sales pursuant to such orders, in respect of shares of Common Stock under the Sales Agreement beginning on October 5, 2022 for so long as the Company pays to Yorkville the sum of $1.0 million per calendar week (to be applied in the following order: first to the Redemption Premium (as defined under the PPA), second to accrued interest and third to the outstanding balance) toward the Subject Balance commencing on October 10, 2022 and continuing weekly thereafter until there is no Subject Balance outstanding. Failure to make timely payments under the PPA Side Letter shall automatically result in the reinstatement of restrictions on the Company’s ability to consummate sales under the Sales Agreement and shall be deemed an Event of Default (as defined under the PPA).

The foregoing description of the PPA Side Letter is qualified in its entirety by reference to the PPA Side Letter, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Side Letter to Sales Agreement

Pursuant to Section 4(x) of the Sales Agreement, the Company may not have any orders or agreements outstanding to effect Variable Rate Transactions (as defined in the Sales Agreement) pursuant to the PPA at the time the Company submits an order to sell the Common Stock pursuant to the Sales Agreement.

Concurrently with the PPA Side Letter, the Company entered into a Side Letter to the Sales Agreement with the agents (the “Sales Agreement Side Letter”), pursuant to which, notwithstanding the Subject Balance, but only for so long as any portion of the Subject Balance is outstanding, the parties agreed to waive the restriction set forth under Section 4(x) of the Sales Agreement and the Company shall be permitted to submit orders to sell the Common Stock under the Sales Agreement beginning on October 5, 2022.

Notwithstanding anything to the contrary in the Sales Agreement or the side letter to the Sales Agreement, dated as of August 8, 2022, during the period from October 5, 2022 until the beginning of the third (3rd) business day after the Company files its Annual Report on Form 10-K for the fiscal year ended December 31, 2022: (i) only H.C. Wainwright may be designated as a Designated Manager (as defined under the Sales Agreement) and act as sales agent or principal under the Sales Agreement and receive the entire compensation payable thereunder (equal to 3.0% of the gross proceeds of the shares of Common Stock sold pursuant to the Sales Agreement), and (ii) for so long as H.C. Wainwright acts as the sole Designated Manager, H.C. Wainwright agreed to waive the additional fee of 1.5% of the gross proceeds from any sales under the Sales Agreement, which is set forth in the side letter to the Sales Agreement, dated as of August 8, 2022.

The foregoing description of the Sales Agreement Side Letter is qualified in its entirety by reference to the Sales Agreement Side Letter, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Forward Looking Statements

The information in this Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the amount of advances the Company may request from Yorkville, if any, the amount of shares of Common Stock the Company may issue pursuant to the PPA and/or the Sales Agreement, estimates and forecasts of financial and performance metrics, expectations and timing related to commercial product launches and achievement of operational milestones, including the ability to meet and/or accelerate anticipated production timelines and delivery, and the Company’s ability to capitalize on commercial opportunities and anticipated customer orders. These statements are based on various assumptions, whether or not identified in this document, and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the Company’s control. These forward-looking statements are subject to a number of risks and uncertainties, including the Company’s, Yorkville’s and the agents’ ability to sell Common Stock in the market; the Company’s ability to continue as a going concern; ability to access future capital; changes in domestic and foreign business, market, financial, political and legal conditions; the rollout of the Company’s business and the timing of expected business milestones and commercial launch; future market adoption of the Company’s offerings; risks related to the Company’s go-to-market strategy and manufacturing strategy; the effects of competition on the Company’s future business; and those factors discussed under the captions “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as well as its Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this document. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Side Letter to Pre-Paid Advance Agreement, dated October 5, 2022, by and between Canoo Inc. and YA II PN, Ltd.

10.2	Side Letter to Equity Distribution Agreement, dated October 5, 2022, by and among Canoo Inc., Evercore Group L.L.C. and H.C. Wainwright & Co., LLC

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 5, 2022	CANOO INC.

	By:	/s/ Hector Ruiz
	Name:	Hector Ruiz
	Title:	General Counsel and Corporate Secretary